First Quarter Investor Presentation February 12, 2020

IMPORTANT INFORMATION FOR SHAREHOLDERS AND INVESTORS In connection with the proposed merger with Franklin Financial Network, Inc. (“Franklin”), FB Financial Corporation (“FB Financial) will file a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”). The registration statement will contain the joint proxy statement of Franklin and FB Financial to be sent to the FB Financial and Franklin shareholders seeking their approvals in connection with the merger and the issuance of FB Financial common stock in the merger. The registration statement will also contain the prospectus of FB Financial to register the shares of FB Financial common stock to be issued in connection with the merger. A definitive joint proxy statement/prospectus will also be provided to FB Financial and Franklin shareholders as required by applicable law. Investors and shareholders are encouraged to read the registration statement, including the joint proxy statement/prospectus that will be part of the registration statement, as well as any other relevant documents filed by FB Financial and Franklin with the SEC, including any amendments or supplements to the registration statement and other documents filed with the SEC, because they will contain important information about the Franklin merger, Franklin, and FB Financial. The registration statement and other documents filed with the SEC may be obtained for free on the SEC’s website (www.sec.gov). The definitive proxy statement/prospectus will also be made available for free by contacting FB Financial Corporation Investor Relations at (615) 564-1212 or investors@firstbankonline.com, or by contacting Franklin Investor Relations at (615) 236-8327 or investors@franklinsynergy.com. This presentation does not constitute an offer to sell, the solicitation of an offer to sell or the solicitation of an offer to buy any securities, or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. PARTICIPANTS IN THE SOLICITATION FB Financial, Franklin, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from FB Financial and Franklin shareholders in connection with the proposed Franklin merger under the rules of the SEC. Information about the directors and executive officers of FB Financial may be found in the definitive proxy statement for FB Financial’s 2019 annual meeting of shareholders, filed with the SEC by FB Financial on April 16, 2019, and other documents subsequently filed by FB Financial with the SEC. Information about the directors and executive officers of Franklin may be found in the definitive proxy statement for Franklin’s 2019 annual meeting of shareholders, filed with the SEC by Franklin on April 12, 2019, and other documents subsequently filed by Franklin with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus when it becomes available. Free copies of these documents may be obtained as described in the paragraph above. 1

Forward–Looking Statements Certain statements contained in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, without limitation, statements relating to the timing, benefits, costs, and synergies of the proposed merger with Franklin (the “Franklin merger”) and of the proposed merger with FNB Financial Corp. (“FNB”) (together with the Franklin merger, the “mergers”), and FB Financial’s future plans, results, strategies, and expectations. These statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “projection,” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond FB Financial’s control. The inclusion of these forward-looking statements should not be regarded as a representation by FB Financial or any other person that such expectations, estimates, and projections will be achieved. Accordingly, FB Financial cautions shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements including, without limitation, (1) the risk that the cost savings and any revenue synergies from the mergers or another acquisition may not be realized or may take longer than anticipated to be realized, (2) disruption from the mergers with customer, supplier, or employee relationships, (3) the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement with Franklin, (4) the failure to obtain necessary regulatory approvals for the Franklin merger, (5) the failure to obtain the approval of FB Financial and Franklin’s shareholders in connection with the Franklin merger, (6) the possibility that the costs, fees, expenses, and charges related to the mergers may be greater than anticipated, including as a result of unexpected or unknown factors, events, or liabilities, (7) the failure of the conditions to the Franklin merger to be satisfied, (8) the risks related to the integrations of the combined businesses following the mergers, including the risk that the integrations will be materially delayed or will be more costly or difficult than expected, (9) the diversion of management time on issues related to the mergers, (10) the ability of FB Financial to effectively manage the larger and more complex operations of the combined company following the mergers, (11) the risks associated with FB Financial’s pursuit of future acquisitions, (12) the risk of expansion into new geographic or product markets, (13) reputational risk and the reaction of the parties’ respective customers to the mergers, (14) FB Financial’s ability to successful execute its various business strategies, including its ability to execute on potential acquisition opportunities, (15) the risk of potential litigation or regulatory action related to the Franklin merger, and (16) general competitive, economic, political, and market conditions. Further information regarding FB Financial and factors which could affect the forward-looking statements contained herein can be found in FB Financial's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2019, June 30, 2019 and September 30, 2019, and its other filings with the SEC. 2

Use of non-GAAP financial measures This presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non‐GAAP financial measures include, without limitation, adjusted net income, adjusted diluted earnings per share, adjusted pro forma net income, adjusted pro forma diluted earnings per share, core noninterest expense, core revenue, core noninterest income, core efficiency ratio (tax-equivalent basis), banking segment core efficiency ratio (tax-equivalent basis), mortgage segment core efficiency ratio (tax- efficiency basis), adjusted mortgage contribution, adjusted return on average assets and equity, pro forma return on average assets and equity, and pro form adjusted return on average assets and equity. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non‐core/adjusted in nature. The Company refers to these non‐GAAP measures as adjusted or core measures. The corresponding Earnings Release also presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, return on tangible common equity, return on average tangible common equity, and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. The following tables provide a reconciliation of these measures to the most directly comparable GAAP financial measures. 3

Snapshot of FB Financial today

Company overview

- Second largest Nashville-headquartered bank and third largest Tennessee-based bank
- Originally chartered in 1906, one of the longest continually operated banks in Tennessee
- Completed the largest bank IPO in Tennessee history in September 2016
- Mr. James W. Ayers currently owns ~44% of FB Financial (~28% pro forma upon close of Franklin Financial Network merger)
- Attractive footprint in both high growth metropolitan markets and stable community markets
  - Located in seven attractive metropolitan markets in Tennessee & Alabama
  - Strong market position in twelve community markets
  - Mortgage offices located throughout footprint and strategically across the southeast, with a national online platform
- Provides community banking, relationship-based customer service with the products and capabilities of a larger bank
  - Local people, local knowledge and local authority
  - Personal banking, commercial banking, investment services, trust and mortgage banking
- Completed acquisition of Atlantic Capital branches in April 2019
- Announced acquisition of FNB Financial Corporation in Scottsville, KY on September 17, 2019 (~$250 million in assets)
- Announced acquisition of Franklin Financial Network, Inc. (NYSE:FSB) on January 21, 2020 (~$3.8 billion in assets)

Current organizational structure

FB Financial Corporation
100% stockholder of FirstBank
↓
FB FirstBank

Financial highlights

Balance sheet data ($mm)	12/31/2019
Total assets	$6,125
Loans - HFI	4,410
Total deposits	4,935
Shareholder's equity	762

Key metrics (%)	FY 2019
Adjusted ROAA (%)	1.55%[1]
Adjusted ROATCE (%)	16.4%[1]
NIM (%)	4.34%
Core Efficiency (%)	65.4%[1]
Tangible Common Equity / Tangible Assets (%)	9.7%[1]

Note: Unaudited financial data as of December 31, 2019.
[1] Non-GAAP financial measure. See "Use of non-GAAP financial measures" and "Reconciliation of non-GAAP financial measures" in the Appendix hereto.

4

FirstBank

Recent corporate history

2015

Awarded "Top Workplaces" by the Tennessean

Adj. ROAA[1]: 1.21%
Adj. ROATCE[1]: 17.7%
Year-End Assets: $2.9bn

- Completed acquisition of Northwest Georgia Bank, adding $79 million in loans and $246 million in deposits and increasing Chattanooga MSA deposit market share to 8th

2016

Awarded "Top Workplaces" by the Tennessean

Adj. ROAA[1]: 1.46%
Adj. ROATCE[1]: 19.5%
Year-End Assets: $3.3bn

- Converted core operating platform to Jack Henry
- Completed the largest bank IPO in Tennessee history; priced for $19.00 per share

2017

Awarded "Top Workplaces" by the Tennessean

Adj. ROAA[1]: 1.52%
Adj. ROATCE[1]: 15.5%
Year-End Assets: $4.7bn

- Completed acquisition of Clayton Bank & Trust and American City Bank, adding $1.1 billion in loans and $1.0 billion in deposits; moved from 41st in Knoxville MSA to 10th; 20%+ EPS accretion and tangible book neutral

2018

Awarded "Top Workplaces" by the Tennessean

Adj. ROAA[1]: 1.69%
Adj. ROATCE[1]: 17.1%
Year-End Assets: $5.1bn

- Finalized integration of Clayton Bank & Trust and American City Bank acquisitions
- Initiated quarterly dividend
- Completed secondary offering of 3.7 million common shares

2019

Awarded "Top Workplaces" by the Tennessean

Adj. ROAA[1]: 1.55%
Adj. ROATCE[1]: 16.4%
Year-End Assets: $10.3bn[2]

- Completed acquisition of 10 net branches from Atlantic Capital Bank; moved from 7th to 5th in Chattanooga MSA deposit market share and 11th to 10th in Knoxville MSA
- Converted treasury platform
- Completed mortgage restructuring
- Announced pending acquisition of FNB Financial Corporation; will enter Bowling Green MSA ranked 7th in deposit market share
- **2020:** Announced pending acquisition of Franklin Financial Network; on a pro forma basis move to 6th in the Nashville MSA in deposit market share from 12th;anticipate ~10% EPS accretion and tangible book value neutral at close



2015
2016
2017
2018
2019[2]

[1] Pro forma net income and tax-adjusted return on average assets and return on average tangible common equity include a pro forma provision for federal income taxes using a combined effective income tax rate of 35.08% and 36.75% for the years ended December 31, 2015 and 2016, respectively, and also includes the exclusion of a one-time tax charge from C Corp conversion in 3Q 2016 and the 4Q 2017 benefit from the 2017 Tax Cuts and Jobs Act. A combined effective tax rate of 26.06% is being applied for the years ended December 31, 2018 and 2019. See "Use of non-GAAP financial measures," and "Reconciliation of non-GAAP financial measures" in the Appendix hereto.
[2] Pro forma for pending acquisitions of FNB Financial Corp and Franklin Financial Network.

5

A leading community bank headquartered in Tennessee

FB FirstBank

Top 10 banks in Tennessee[1]

Rank	Name	Headquarters	Branches (#)	TN deposits ($bn)	Deposit market share (%)	Percent of company deposits (%)
1	First Horizon	Memphis, TN	164	$25.0	15.6%	42.0%
2	Regions	Birmingham, AL	217	18.4	11.5%	18.7%
3	BB&T	Winston-Salem, NC	147	15.5	9.7%	4.7%
4	Pinnacle	Nashville, TN	48	13.5	8.5%	69.3%
5	Bank of America	Charlotte, NC	58	12.6	7.9%	0.9%
6	**FB Financial**	**Nashville, TN**	**75**	**7.5**	**4.7%**	**91.9%**
7	U.S. Bancorp	Minneapolis, MN	90	3.5	2.2%	1.0%
8	Wilson Bank & Trust	Lebanon, TN	28	2.3	1.5%	100.0%
9	Reliant Bancorp	Brentwood, TN	31	2.3	1.5%	100.0%
10	Fifth Third	Cincinnati, OH	36	2.3	1.4%	1.8%

Top 10 banks under $30bn assets in Tennessee[1,2]

Rank	Name	Headquarters	Branches (#)	TN deposits ($bn)	Deposit market share (%)	Percent of company deposits (%)
1	Pinnacle	Nashville, TN	48	13.5	8.5%	69.3%
2	**FB Financial**	**Nashville, TN**	**75**	**7.5**	**4.7%**	**91.9%**
3	Wilson Bank & Trust	Lebanon, TN	28	2.3	1.5%	100.0%
4	Reliant Bancorp	Brentwood, TN	31	2.3	1.5%	100.0%
5	CapStar Financial	Nashville, TN	22	2.1	1.3%	100.0%
6	Simmons First	Pine Bluff, AR	42	2.0	1.3%	12.4%
7	Home Federal	Knoxville, TN	23	1.7	1.1%	100.0%
8	SmartFinancial	Knoxville, TN	24	1.7	1.1%	73.4%
9	Educational Loan	Farragut, TN	14	1.6	1.0%	100.0%
10	Renasant	Tupelo, MS	21	1.5	0.9%	14.7%

#2 community bank in Tennessee[2]

Source: SNL Financial; Note: Deposit data as of June 30, 2019; Pro forma for completed acquisitions since June 30, 2019 and pending acquisitions announced as of February 4, 2020.
[1] Sorted by deposit market share, deposits are limited to Tennessee.
[2] Community bank defined as banks with less than $30bn in assets.

6

Strategic drivers Experienced Senior Management Team Strategic M&A and Elite Financial Capital Optimization Performance Scalable Platforms Enabled by Great Place to Work Technology Empowered Teams Across Attractive Metro and Community Markets 7

Balance between community and metropolitan markets Our pro forma footprint1 Metropolitan markets Bowling Community markets Green MSA Nashville Knoxville MSA MSA Jackson MSA  Market rank by deposits: ̶ Nashville (6th) ̶ Chattanooga (5th) Memphis MSA ̶ Knoxville (9th) Chattanooga ̶ Jackson (3rd) MSA th Huntsville & Florence ̶ Bowling Green (7) MSAs ̶ Memphis (28th) ̶ Huntsville (19th) ̶ Florence (13th) Total loans (excluding HFS)2 Total full service branches2 Total deposits2 - $4.4bn - 68 branches - $4.9bn Other Mortgage / Other 12% 7% Community 41% Community Metropolitan 19% 69% Metropolitan Metropolitan 60% 59% Community 33% 1 Source: SNL Financial. Statistics are based upon county data. Market data is as of June 30, 2019 and is presented on a pro forma basis for completed acquisitions since June 30, 2019 and pending acquisitions as of February 4, 2020. Size of bubble represents size of company deposits in a given market. 2 Financial and operational data as of December 31, 2019. 8

FirstBank

Well positioned in attractive metropolitan markets

Nashville rankings: "The new 'it' City" – The New York Times[1]

#1	Metro for professional and business service jobs[2]	#2	Most attractive mid-sized cities for business[3]
#3	Fastest growing large metro economy[4]	#4	Healthiest economy in top 100 metro areas[5]

Home to leading companies…with more on the way

HCA Hospital Corporation of America

DOLLAR GENERAL

NISSAN North America HQ

BRIDGESTONE Bridgestone Americas, Inc.

AllianceBernstein LP to base 1,050 jobs in Davidson county

Amazon operations hub will bring as many as 5,000 jobs

Nashville growth



Population growth 2010 – 2019 (%)
6.6%
17.0%
U.S.
Nashville
Projected population growth 2019 – 2024 (%)
3.6%
6.8%
U.S.
Nashville
Projected median HHI growth 2019 – 2024 (%)
8.8%
11.1%
U.S.
Nashville

Chattanooga

- 4th largest MSA in TN
- Diverse economy with over 24,000 businesses
- Employs over 260,000 people
- Focused on attracting tech companies and start-ups; first municipality to debut a gigabit network

Memphis

- 2nd largest MSA in TN
- Diversified business base and has the busiest cargo airport in North America
- 11.5 million tourists visit annually, generating more than $3.3 billion for the local economy in 2016

Knoxville

- 3rd largest MSA in TN
- Approximately 14,000 warehousing and distribution jobs are in the area and account for an annual payroll of $3.8 billion
- Well situated to attract the key suppliers and assembly operations in the Southeast

Huntsville

- Located in northern Alabama
- One of the strongest technology economies in the nation, with the highest concentration of engineers in the United States
- 6th largest county by military spending in the country

Jackson

- 8th largest MSA in TN
- Complements and solidifies our West Tennessee franchise
- FirstBank is an established leader with #3 market share

Source: S&P Market Intelligence; Chattanooga, Knoxville, Memphis, Huntsville Chambers of Commerce, U.S. Department of Labor, Bureau of Labor Statistics, NAICS

[1] January 9, 2013 "Nashville Takes its Turn in the Spotlight"; [2] Forbes, June 2017; [3] KPMG, April 2014; [4] Headlight Data, July 2017; [5] ACBJ, October 2017.

9

2019 highlights

Key highlights

- Adjusted diluted EPS[1] of $2.83 for 2019, resulting in
  - Adjusted ROAA[1] of 1.55%
  - Adjusted ROATCE[1] of 16.4%
- Loans (HFI) grew to $4.41 bn, a 20.2% increase from 4Q 2018
  - Organic growth of 10.0%
- Customer deposits grew to $4.91 bn, a 20.8% increase from 4Q 2018
  - Organic growth of 6.3%
- Continued customer-focused balance sheet growth resulting in a net interest margin of 4.34% for 2019
  - Contractual yield on loans of 5.27% in 4Q 2019
  - Cost of total deposits of 1.02% in 4Q 2019
- Total pre-tax mortgage contribution, adjusted[1] of $11.7 mm for 2019; completed mortgage restructuring in 3Q 2019
- Completed acquisition of Atlantic Capital branches in East Tennessee and North Georgia in April 2019
- Announced acquisition of FNB Financial Corporation in the Bowling Green, KY MSA on September 17, 2019;
- Announced acquisition of Franklin Financial Network, Inc. in Williamson, Rutherford and Davidson counties in the Nashville MSA on January 21, 2020

Financial results

	FY 2019
Diluted earnings per share	$2.65
Adjusted diluted earnings per share[1]	$2.83
Net income ($mm)	$83.8
Adjusted net income[1] ($mm)	$89.3
Net interest margin	4.34%
Impact of accretion and nonaccrual interest (bps)	18
Return on average assets	1.45%
Adjusted return on average assets[1]	1.55%
Return on average tangible common equity[1]	15.4%
Adjusted return on average tangible common equity[1]	16.4%
Efficiency ratio	67.7%
Core efficiency ratio[1]	65.4%
Tangible common equity / tangible assets[1]	9.7%

[1] Results are non-GAAP financial measures that adjust GAAP reported net income, total assets, equity and other metrics for certain intangibles, income and expense items as outlined in the non-GAAP reconciliation calculations, using a combined marginal income tax rate of 26.06% excluding one-time items. See "Use of non-GAAP financial measures" and the Appendix hereto for a discussion and reconciliation of non-GAAP financial measures.

10

Consistently delivering balanced profitability and growth

FirstBank

Pro forma return on average assets, adjusted[1,2]



Increased adjusted ROAA by 71 bps
0.84%
0.91%
1.21%
1.46%
1.52%
1.69%
1.55%
2013
2014
2015
2016
2017
2018
2019

Drivers of profitability

Loans/deposits



Loans excluding HFS
Loans HFS
77%
3%
74%
84%
10%
74%
81%
11%
70%
88%
19%
69%
101%
15%
86%
95%
7%
88%
95%
6%
89%
2013 2014 2015 2016 2017 2018 2019

Net interest margin



3.75%
3.93%
3.97%
4.10%
4.46%
4.66%
4.34%
2013 2014 2015 2016 2017 2018 2019

Core Efficiency Ratio[2]



75.4%
73.9%
73.1%
70.6%
68.1%
65.8%
65.4%
2013 2014 2015 2016 2017 2018 2019

NPLs (HFI) / loans (HFI) (%)



2.12%
1.21%
0.68%
0.54%
0.32%
0.46%
0.60%
2013 2014 2015 2016 2017 2018 2019

[1] Pro forma net income and tax-adjusted return on average assets include a pro forma provision for federal income taxes using a combined effective income tax rate of 35.37%, 35.63%, 35.08%, and 36.75% for the years ended December 31, 2013, 2014, 2015, and 2016, respectively, and also includes the exclusion of a one-time tax charge from C Corp conversion in 3Q 2016 and the 4Q 2017 benefit from the 2017 Tax Cuts and Jobs Act. Non-GAAP financial measures. A combined effective tax rate of 26.06% is being applied for the years ended December 31, 2018 and 2019. [2] See "Use of non-GAAP financial measures," and "Reconciliation of non-GAAP financial measures" in the Appendix hereto.

11

Net interest margin remains strong Historical yield and costs 7.0% Average interest earning assets ($mm) Yield on loans $6,000 Cost of deposits NIM 6.0% $5,000 5.0% $4,000 4.0% $3,000 3.0% ($mm) Yields Yields and Costs (%) $2,000 2.0% 1.0% $1,000 interestearning assetsAvg. -- $0 2013 2014 2015 2016 2017 2018 2019 NIM (%) 3.75% 3.93% 3.97% 4.10% 4.46% 4.66% 4.34% Impact of accretion and nonaccrual NA NA 0.01% 0.17% 0.24% 0.20% 0.18% interest (%)2 Deposit cost (%) 0.48% 0.36% 0.30% 0.29% 0.42% 0.76% 1.10% Loan (HFI) yield 2015 2016 2017 2018 2019 Contractual interest rate on loans HFI1 4.78% 4.69% 4.95% 5.42% 5.50% Origination and other loan fee income 0.28% 0.41% 0.32% 0.39% 0.31% 5.06% 5.10% 5.27% 5.81% 5.81% Nonaccrual interest collections2 NA 0.06% 0.14% 0.04% 0.02% Accretion on purchased loans 0.02% 0.20% 0.22% 0.23% 0.21% Loan syndication fees 0.05% 0.05% 0.03% 0.01% 0.00% Total loan yield (HFI) 5.13% 5.41% 5.66% 6.09% 6.04% 1 Includes tax-equivalent adjustment. 2 Data for nonaccrual interest collections not available prior to 2016. NA = not available 12

Consistent loan growth and balanced portfolio Total loan growth1 ($mm) and commercial real estate concentration % of Risk-Based Capital Commercial real estate (CRE) concentration 12/31/18 12/31/19 $4,410 C&D loans subject to 100% risk- $3,668 99% 88% $3,167 based capital threshold2 $1,702 $1,849 $1,341 $1,416 Total CRE loans subject to 300% 238% 247% risk-based capital threshold2 2013 2014 2015 2016 2017 2018 2019 Loan portfolio breakdown1 4Q18 4Q19 Other Other 6% 1-4 family 6% 1-4 family 15% 16% 1-4 family 1-4 family HELOC HELOC 5% 5% Multifamily Multifamily C&I 2% C&I 38% 37% 2% C&D C&D 15% 13% CRE CRE³ 19% 21% Total HFI loans: $3,668 million Total HFI loans: $4,410 million 1 Exclude HFS loans; C&I includes owner-occupied CRE; CRE excludes owner-occupied CRE. 2 Risk-based capital at FirstBank as defined in Call Report. 13

Stable core deposit franchise Total deposits ($mm) Cost of deposits 1 Noninterest bearing (%) Cost of total deposits (%) 30.0% 25.7% 26.1% 24.2% 25.0% 22.8% 22.8% 24.5% 19.8% 20.0% 1.10% 0.76% 15.0% $4,935 0.42% $4,172 10.0% $3,664 0.29% 0.48% $2,438 $2,672 5.0% 0.36% 0.30% $1,804 $1,924 0.0% 2013 2014 2015 2016 2017 2018 2019 2013 2014 2015 2016 2017 2018 2019 Noninterest bearing deposits ($mm)1 Deposit composition as of December 31, 2019 Time Noninterest- 24% bearing checking 25% Savings 4% $1,208 Interest-bearing $949 $888 checking $627 $697 $438 21% $357 Money market 2013 2014 2015 2016 2017 2018 2019 26% 46% Checking accounts 1 Includes mortgage servicing-related escrow deposits of $45.4 million, $53.7 million, $53.5 million and $92.6 million for the years ended December 31, 2016, 2017, 2018 and 2019, respectively. There were no mortgage servicing-related escrow deposits prior to those periods. 14

FirstBank

Mortgage operations overview

Highlights

- Completed mortgage restructuring in 3Q 2019 with sale of wholesale origination channels and back office right-sizing; allows additional focus on enhancing retail channels and improving operating efficiency moving forward
- Deployed new Consumer Direct digital platform which should improve cost per loan and response time with customers
- Total Mortgage pre-tax adjusted contribution[1] of $11.7mm for 2019; adjusted for $2.0mm of restructuring related expenses, up 135% from 2018
- Mortgage banking income $100.9mm for 2019, up 0.3% from 2018

Annual mortgage production



Consumer Direct
Retail
Wholesale
2017
2018
2019

	2017	2018	2019
IRLC volume:	$7.57bn	$7.12bn	$5.90bn
IRLC pipeline[2]:	$504mm	$319mm	$453mm
Refinance %:	42%	34%	56%
Purchase %:	58%	66%	44%

Mortgage banking income ($mm)

	2017	2018	2019
Gain on Sale	$103.7	$98.1	$96.7
Fair value changes	$3.5	($9.3)	$3.5
Servicing Revenue	$13.2	$20.6	$17.7
Fair value MSR changes	($3.5)	($8.7)	($17.0)
Total Income	**$116.9**	**$100.7**	**$100.9**

Total pre-tax contribution, adjusted[1] (%)



Banking (excluding retail footprint)
Total Mortgage (including retail footprint)
2016
36.4%
63.6%
2019
10.0%
90.0%

[1] See "Use of non-GAAP financial measures" and the Appendix hereto for a discussion and reconciliation of non-GAAP financial measures

[2] As of the respective period-end

15

Managing operating leverage Highlights Core efficiency ratio1 (tax-equivalent basis)  Consolidated 2019 core efficiency ratio¹ of Banking Segment, declined 12.8 percentage points since 2013 65.4% Consolidated, declined 10.0 percentage points since 2013 Mortgage Segment  Integration of Atlantic Capital branch acquisition completed and in line with 98.4% 95.9% 97.2% expectations 93.7% 86.6% 85.2% 82.7%  75.4% Continue to focus on mortgage efficiency 73.9% 73.1% improvements in order to enhance 71.5% 70.6% 69.3% 67.6% 68.1% 65.8% 65.4% profitability through the current rate 63.8% 60.6% 58.7% environment 56.5%  Core bank operating expense growth in mid-single digits as company builds the foundation to cross $10 billion in asset size  Continued investment in revenue producers, technology and operational capabilities to improve customer 2013 2014 2015 2016 2017 2018 2019 experience and provide scalability 1 Non-GAAP financial measure. See “Use of non-GAAP financial measures,” and “Reconciliation of non-GAAP financial measures” in the Appendix hereto. 16

Solid asset quality Nonperforming ratios Classified & PCI loans ($mm) NPLs (HFI) / loans (HFI) NPAs / assets¹ Classified Purchased credit impaired $89 2.12% $80 $70 $69 1.72% 1.53% $65 $66 $55 $55 $57 1.21% $46 1.01% 0.86% 0.77% 0.68% 0.58% 0.61% 0.54% 0.60% $21 0.46% $16 0.32% $0 $0 2013 2014 2015 2016 2017 2018 2019 2013 2014 2015 2016 2017 2018 2019 LLR / loans Net charge-offs (recoveries) / average loans 0.35% 2.41% 2.05% 1.50% 0.10% 0.12% 0.07% 1.18% 0.04% 0.00% 0.76% 0.79% 0.71% (0.13%) 2013 2014 2015 2016 2017 2018 2019 2013 2014 2015 2016 2017 2018 2019 1 Includes acquired excess land and facilities for all periods subsequent to the acquisition of the Clayton Banks and GNMA rebooked loans for 2017. 17

Strong capital position for future growth Capital position Tangible book value per share2 12/31/17 12/31/18 12/31/19 $18.55 $17.02 Shareholder’s equity / 12.6% 13.1% 12.4% $14.56 Assets $11.56 TCE / TA2 9.7% 10.5% 9.7% 3Q16 4Q17 4Q18 4Q19 Common equity tier 1 / 10.7% 11.7% 11.1% Risk-weighted assets Simple capital structure Tier 1 capital / Risk- Tier 2 ALLL 11.4% 12.4% 11.6% weighted assets Trust Preferred 5% 5% Total capital / Risk- 12.0% 13.0% 12.2% weighted assets Common Equity Tier 1 Capital Tier 1 capital / Average 90% 10.5% 11.4% 10.1% assets (Leverage Ratio) Total regulatory capital: $633.51 mm 1 Total regulatory risk based capital, FB Financial Corporation. 2 Non-GAAP financial measure. See “Use of non-GAAP financial measures,” and “Reconciliation of non-GAAP financial measures” in the Appendix hereto. 18

FirstBank

M&A strategy[1]


Clarksville
Glasgow
Kingsport
Johnson City
Asheville
Greenville
Atlanta
Birmingham
Tuscaloosa
FBK Current
FBK Pending
Existing Markets
Expansion Markets

Drive times

- Tuscaloosa, AL:
  - Nashville ~3.5 hours
  - Huntsville ~2 hours
- Birmingham, AL:
  - Nashville >3 hours
  - Huntsville ~1.5 hours
- Atlanta, GA:
  - Nashville ~3.5 hours
  - Chattanooga <2 hours
- Greenville, SC:
  - Nashville ~5 hours
  - Knoxville <3 hours
- Asheville, NC:
  - Nashville ~4 hours
  - Knoxville ~2 hours

Consolidation strategy across existing and contiguous markets

- Actively evaluate desirable opportunities in current and expansion markets, highlighted above
  - Financially attractive (EPS accretion, limit TBV dilution)
  - Cultural and strategic fit
- Consolidate across Tennessee as attractive opportunities arise
- Potential targets in current footprint:
  - 21 banks headquartered in TN between $400 million and $750 million in assets
  - 9 banks between $750 million and $1 billion
  - 12 banks $1 billion to $3 billion in assets
- Maintain positive, ongoing dialogue with targets to position ourselves as an option when they are ready to create a partnership
- Potential targets in highlighted markets:
  - 26 banks headquartered in highlighted MSAs $400 million - $3 billion in assets, 9 of which are greater than $1 billion
  - 16 additional banks in community markets $400 million - $3 billion, 3 of which are greater than $1 billion
- Existing FirstBank Mortgage offices in Tuscaloosa, Birmingham and Atlanta MSAs

[1] See Forward Looking Statements on slide 1

19

M&A update: announced merger with Franklin Financial Network, Inc. January 21, 2020

Company overview

- **Ticker:** FSB (NYSE)
- **Headquarters:** Franklin, Tennessee
- **Franchise highlights:**
  - Top community bank in highly attractive Williamson and Rutherford counties
  - Relationship oriented with local decision making
  - Seasoned team of local bankers—averaging ~20 years of experience

Financial highlights as of 12/31/2019 ($mm)

Assets	$3,910
Gross loans held for investment	2,804
Deposits	3,208
Loan-to-deposit ratio	87%
Return on average assets (annualized)	1.01%
Core Efficiency Ratio[1]	62.2%
NPAs / Assets	0.09%
TCE / TA	10.4%
CET1	12.4%

Leading position in Williamson and Rutherford counties within the Nashville MSA

Presence in Nashville MSA



Robertson
Sumner
Macon
Trousdale
Cheatham
Davidson
Smith
Dickson
Nashville
Wilson
Williamson
Hickman
Cannon
Rutherford
Maury
Franklin branch

County	Instiution	Deposit Rank	Deposits ($mm)	Market Share	Branches	Market demographics
Williamson	**PF FirstBank / Franklin**	**1**	**$2,746**	**26.6%**	**12**	✓ 11.8% 5-year deposit CAGR[2] ✓ $133k proj. median HHI ✓ 2.3% median HHI proj. CAGR
	Franklin	**1**	**2,547**	**24.6%**	**8**	
	Bank of America	2	1,139	11.0%	4	
	First Horizon	3	923	8.9%	10	
	Regions	4	906	8.8%	9	
	Reliant	5	879	8.5%	6	
Rutherford	Pinnacle	1	$1,122	23.4%	8	✓ 9.2% 5-year deposit CAGR[2] ✓ $87k proj. median HHI ✓ 3.0% median HHI proj. CAGR
	PF FirstBank / Franklin	**2**	**716**	**14.9%**	**9**	
	First Horizon	2	576	12.0%	7	
	Truist	3	539	11.3%	6	
	Regions	4	525	11.0%	9	
	Franklin	**5**	**504**	**10.5%**	**6**	

Source: SNL Financial, FactSet; Note: Financial data as of December 31, 2019
[1] Non-GAAP financial measure; [2] CAGR shown with a deposit cap of $1bn

20

FB FirstBank

Franklin Financial Network, Inc. transaction overview

Consideration & structure[1]	■ **Deal value:** $611 million ■ **Consideration:** ~95% stock / ~5% cash ■ **Exchange ratio:** Fixed exchange ratio of 0.9650x of FBK stock + $2.00 per share in cash ■ **Pricing:** 1.5x Price to tangible book value / 10x Price to 2021E synergized earnings ■ **Pro forma ownership:** 69% FB Financial / 31% Franklin Financial – James W. Ayers pro forma ownership: ~28%
Financial impact	■ **Earnings per share:** – **2020:** ~5% accretion – **2021:** ~10% accretion ■ **Tangible book value per share:** Neutral at close ■ **Revenue synergies**: Identified but not modeled
Board of directors	■ **Board of directors:** Three independent members of Franklin Financial's Board of Directors will be added to the FB Financial Board of Directors
Employees & Community	■ **Key employees:** Key Franklin executives have entered into amended employment arrangements with FBK ■ **Operations center:** Pro forma company's primary operations center and mortgage headquarters will be located in Franklin, TN
Approvals & timing	■ **Approvals:** Customary regulatory and FB Financial and Franklin Financial shareholders – James. W Ayers, 43.7% owner of FB Financial, has entered into a customary voting agreement to vote his shares in favor of the transaction ■ **Expected closing:** Third quarter of 2020

Source: FactSet; [1] Based on FB Financial's closing stock price of $38.80 as of January 17, 2020

21

M&A update: announced acquisition of FNB Financial Corp. September 17, 2019 Pro Forma footprint FNB highlights FBK  Parent company of Farmers National Bank of Scottsville, which was founded FNB in 1923 FSB  All 5 branches in the Bowling Green MSA, with 3 branches in Bowling Green and 2 branches in Scottsville Nashville MSA  The Bowling Green MSA is the fastest growing MSA in Kentucky, is Bowling Green MSA contiguous to the Nashville MSA, and provides a natural expansion opportunity  Quality deposit base with 30% noninterest bearing deposits & granular loan portfolio Farmers National Bank of Scottsville Selected Financials1 12/31/19 Total Assets $ 255,172 12/31/19 Loans HFI 178,603 12/31/19 ALLL 1,905 12/31/19 Deposits 205,957 12/31/19 Consolidated Equity(2) 41,218 2019 ROAA 1.11% 2019 Efficiency Ratio (FTE) 68.1% 4Q 2019 Net Interest Margin 4.00% 4Q 2019 Yield on Loans 5.79% 4Q 2019 Cost of Deposits 0.93% 12/31/19 NPAs / Assets 0.31% 12/31/19 Reserves / NPLs 238.4% 12/31/19 Reserves / Loans 1.07% 12/31/19 TCE / TA 16.1% Source: S&P Global Market Intelligence 12/31/19 Total RBC Ratio 22.0% 1 Financials are bank-level; 2 Consolidated FNB Financial Corp. equity. 22

FNB Financial Corp. transaction overview  Expand into attractive Bowling Green MSA ranked 7th in deposit market share  Dominant market share in Scottsville, KY with 54.5% of deposits  Strong financial performer with net interest margin > 4.00% and ROAA > 1.15% Strategic Rationale  Longstanding deposit relationships of a community bank founded in the 1920’s with a footprint in a high growth MSA  Retain key management and local advisory board; similar culture  Low execution risk; operate on same core processing system (Jack Henry)  Transaction consideration of 954,827 shares of FBK common stock and $15.0 million of cash, or $51.9 million based on FBK closing price of $38.67 on September 16, 2019  Price / Tangible Book Value: 1.29x Transaction  Price / LTM Net Income: 16.4x Summary  Core Deposit Premium: 6.9%  Transaction is subject to customary regulatory approvals and FNB shareholder approval; closing is expected February 2020  Immediate marginal EPS accretion (excluding one time charges and CECL related provision) Financial  Neutral to TBVPS at close of the transaction (including CECL impact and one time charges) Impact  Estimated neutral to regulatory capital ratios Source: S&P Global Market Intelligence 23

Appendix 24

Reconciliation of non-GAAP financial measures Pro forma net income, adjusted Pro forma diluted earnings per share, adjusted 1 2016 includes loss on sale of mortgage servicing rights, impairment of mortgage servicing rights, gain on sales or write-downs of other real estate owned and other assets and gain on sale of securities; 2015 includes bargain purchase gain and gain from securities; 2014 includes gain from securities; 2 The Company terminated its S-Corporation status and became a taxable corporate entity (“C Corporation”) on September 16, 2016 in connection with its initial public offering. Pro forma amounts for income tax expense, adjusted, and diluted earnings per share, adjusted, have been presented assuming the Company’s pro forma effective tax rate of 36.75%, 35.08%, 35.63%, and 35.37% for the years ended December 31, 2016, 2015, 2014, and 2013, respectively, and also includes the exclusion of a one-time tax change from C Corp conversion in 3Q 2016 and the 4Q 2017 benefit from the 2017 Tax Cuts and Jobs Act. 2019 and 2018 use a marginal tax rate on adjustments of 26.06%; 2017 uses a marginal tax rate on adjustments of 39.23%. 25

Reconciliation of non-GAAP financial measures (cont’d) Tax-equivalent core efficiency ratio1 1 Efficiency ratio (GAAP) is calculated by dividing non-interest expense by total revenue. 26

Reconciliation of non-GAAP financial measures (cont’d) Segment tax-equivalent core efficiency ratios 1 Includes mortgage segment other noninterest mortgage banking expense, depreciation, loss on sale of mortgage servicing rights and amortization and impairment of mortgage servicing rights. 27

Reconciliation of non-GAAP financial measures (cont’d) Tangible book value per common share and tangible common equity to tangible assets 28

Reconciliation of non-GAAP financial measures (cont’d) Pro forma return on average tangible common equity Pro forma return on average tangible common equity, adjusted 29

Reconciliation of non-GAAP financial measures (cont’d) Pro forma return on average assets and equity, adjusted 30

Reconciliation of non-GAAP financial measures (cont’d) Total mortgage contribution, adjusted ($) 31